EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Hypersolar, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Timothy Young, Chief Executive Officer & Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2017	/s/ Timothy Young
By: Timothy Young
Its: Chief Executive Officer & Acting Chief Financial Officer
(Principal Executive Officer) (Principal Accounting and Financial Officer)